MUNIYIELD
                                                                CALIFORNIA
                                                                INSURED
                                                                FUND II, INC.

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1998

                   MuniYield California Insured Fund II, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.869 per share income dividends, which included earned and unpaid dividends of $0.081. This represents a net annualized yield of 5.35%, based on a month-end per share net asset value of $16.25. Over the same period, the total investment return on the Fund's Common Stock was +9.72%, based on a change in per share net asset value from $15.70 to $16.25, and assuming reinvestment of $0.862 per share income dividends and $0.048 per share capital gains distributions.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was +7.79%, based on a change in per share net asset value from $15.49 to $16.25, and assuming reinvestment of $0.426 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.26%; Series B, 3.56%; and Series C, 3.55%.

The Municipal Market Environment

During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion

MuniYield California Insured Fund II, Inc.                      October 31, 1998

in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

For the six-month period ended October 31, 1998, we managed the Fund with the intention of seeking to sustain an appealing level of tax-exempt income in addition to providing an attractive total return. Throughout the period, we maintained a fully invested position using any dips in the market to restructure the Fund more aggressively, while using market rallies to sell more aggressively structured bonds. Although the overall trend in interest rates declined during the period, market volatility created a trading range. Interest rates fluctuated rapidly during the period, reflecting changes in both the outlook for inflation and the Federal Reserve Board's monetary policy. Overall, the Fund was well-positioned to benefit from a decline in interest rates because we believed that inflation was not an obstacle.

Looking ahead, we believe that interest rates will fluctuate until a sustained slowdown in the US economy drives interest rates lower. Consequently, we will focus on extending the Fund's duration on any market back-ups in order to seek to enhance the Fund's total return.

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

December 4, 1998

MuniYield California Insured Fund II, Inc.                      October 31, 1998

PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield California Insured Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted           Shares Withheld
                                                                                          For                  From Voting
----------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:                  James H. Bodurtha          16,930,095                367,788
                                                            Herbert I. London          16,930,095                367,788
                                                            Robert R. Martin           16,930,098                367,786
                                                            Arthur Zeikel              16,930,098                367,786

----------------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted  Shares Voted  Shares Voted
                                                                                       For          Against      Abstain
----------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                16,931,441      38,480       327,963
----------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1998, MuniYield California Insured Fund II, Inc. Preferred Stock shareholders (Series A, B, and C) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted           Shares Withheld
                                                                                          For                  From Voting
----------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel as follows:
                                                            Series A                     1,536                    45
                                                            Series B                     1,726                     0
                                                            Series C                       861                     0

----------------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted  Shares Voted  Shares Voted
                                                                                       For          Against      Abstain
----------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                                            Series A                  1,582           0             0
                                                            Series B                  1,726           0             0
                                                            Series C                    861           0             0
----------------------------------------------------------------------------------------------------------------------------

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its share holders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield California Insured Fund II, Inc.                      October 31, 1998

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the California Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDR     Industrial Development Revenue Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

MuniYield California Insured Fund II, Inc.                      October 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's  Face                                                                                                    Value
Ratings   Ratings Amount                                            Issue                                                (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
California--98.7%
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa     $ 2,110    ABC, California, Unified School District, UT, Series A, 4.75% due 8/01/2022(h)                $ 2,037
==================================================================================================================================
                             Anaheim, California, Public Financing Authority, Lease Revenue Bonds (Public
                             Improvements Project), Sub-Series C(h):
AAA       Aaa       5,000      Sub-Series C, 5.38%** due 9/01/2027                                                           1,147
AAA       Aaa      12,485      Sub-Series C, 5.37%** due 9/01/2034                                                           2,004
AAA       Aaa      21,885      Sub-Series C, 5.24%** due 9/01/2035                                                           3,339
==================================================================================================================================
AAA       Aaa       1,985    Arcadia, California, Unified School District, UT, Series B, 6.50% due 7/01/2015(c)              2,267
==================================================================================================================================
AAA       Aaa       2,000    Berkeley, California, Unified School District, UT, Series C, 6.50% due 8/01/2004(b)(i)          2,318
==================================================================================================================================
AAA       Aaa       1,450    Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2015(d)                   1,666
==================================================================================================================================
AAA       Aaa       6,000    California Educational Facilities Authority Revenue Bonds, RITR, AMT, Series 37, 7.27%
                             due 4/01/2028(b)(e)                                                                             6,462
==================================================================================================================================
AAA       Aaa      10,000    California Educational Facilities Authority, Revenue Refunding Bonds (California
                             Institute of Technology), 4.25% due 10/01/2028                                                  8,927
==================================================================================================================================
                             California HFA, Home Mortgage Revenue Bonds, AMT:
AA-       Aa        3,900      RIB, 9.061% due 8/01/2023(e)                                                                  4,495
AA-       Aa        1,800      Refunding, Series H, 7.50% due 8/01/2025                                                      1,973
AAA       Aaa       1,500      Series E, 6.15% due 8/01/2025(d)                                                              1,599
AA-       Aa        6,330      Series F-1, 7% due 8/01/2026                                                                  6,881
AAA       Aaa       5,500      Series I, 5.75% due 2/01/2029(d)                                                              5,765
==================================================================================================================================
                             California Health Facilities Financing Authority Revenue Bonds:
A1+       VMIG1+      150      (Adventist Hospital), VRDN, Series B, 3.60% due 9/01/2028(a)(d)                                 150
AAA       Aaa       4,000      (Kaiser Permanente), Series A, 5.50% due 6/01/2022(h)                                         4,206
AAA       Aaa       5,000      RITR, Series 17, 7.02% due 8/15/2030(d)(e)                                                    5,375
AAA       NR*       8,750      (Residual Certificates), Series 26, 7.535% due 6/01/2022(e)(h)                                9,637
==================================================================================================================================
                             California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and
                             Electric Co.), VRDN(a):
A1+       NR*         800      AMT, Series C, 3.70% due 11/01/2026                                                             800
A1+       NR*         100      Series A, 3.60% due 12/01/2018                                                                  100
A1+       NR*       1,900      Series C, 3.60% due 11/01/2026                                                                1,900
==================================================================================================================================
NR*       P1          200    California Pollution Control Financing Authority, Resource Recovery Revenue Bonds
                             (Delano Project), VRDN, AMT, Series 1991, 3.65% due 8/01/2019(a)                                  200
==================================================================================================================================
A1+       NR*       2,200    California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds
                             (Shell Oil Co.--Martinez Refining Project), VRDN, AMT, 3.65% due 10/01/2031(a)                  2,200
==================================================================================================================================
NR*       Aaa       1,000    California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                             (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024(j)(k)               1,115
==================================================================================================================================
A1+       VMIG1+    1,400    California State Economic Development Financing Authority Revenue Bonds
                             (California Independent Systems Project), VRDN, Series A, 3.60% due 4/01/2008(a)                1,400
==================================================================================================================================
                             California State, GO(d):
AAA       Aaa      23,000      6.25% due 10/01/2019                                                                         25,609
AAA       Aaa      20,000      Refunding, UT, 4.25% due 10/01/2026                                                          17,865
==================================================================================================================================

MuniYield California Insured Fund II, Inc.                      October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's  Face                                                                                                    Value
Ratings   Ratings Amount                                            Issue                                                (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
California (continued)
----------------------------------------------------------------------------------------------------------------------------------
                             California State Public Works Board, Lease Revenue Bonds:
AAA       Aaa     $ 9,480      (California State University), Series C, 5.40% due 10/01/2022(d)                            $ 9,918
AAA       Aaa       2,000      (Department of Corrections--State Prisons), AMT, Series E, 6% due 6/01/2007(h)                2,287
AAA       Aaa       5,525      Refunding (Department of Corrections--State Prisons), Series A, 5% due 12/01/2019(b)          5,626
==================================================================================================================================
AAA       Aaa       2,375    California State University, Housing System Revenue Refunding Bonds, 5.90% due
                             11/01/2021(c)                                                                                   2,591
==================================================================================================================================
NR*       Aaa       5,750    California Statewide Community Development Authority, COP, Residual Certificates,
                             Series 24, 7.135% due 12/01/2015(e)                                                             6,233
==================================================================================================================================
AAA       Aaa       7,045    California Statewide Community Development Authority, Revenue Refunding Bonds
                             (Sherman Oaks Projects), 5.50% due 8/01/2011(b)                                                 7,766
==================================================================================================================================
AAA       Aaa       1,575    Central Coast Water Authority, California, Revenue Refunding Bonds (State Water
                             Project Regional Facilities), Series A, 5% due 10/01/2016(b)                                    1,600
==================================================================================================================================
AAA       Aaa       2,900    Chaffey, California, Unified High School District, UT, Series A, 5.50% due 8/01/2023(c)         3,074
==================================================================================================================================
AAA       Aaa       7,990    Compton, California, Community Redevelopment Agency, Tax Allocation Refunding Bonds
                             (Compton Redevelopment Project), Series A, 6.50% due 8/01/2013(h)                               9,181
==================================================================================================================================
AAA       Aaa       2,000    Contra Costa, California, Water District Revenue Bonds, Series G, 5.75% due
                             10/01/2014(d)                                                                                   2,192
==================================================================================================================================
AAA       Aaa       4,000    Cucamonga County, California, Water District Facilities Refinancing Bonds, COP, 6.50%
                             due 9/01/2022(c)                                                                                4,354
==================================================================================================================================
AAA       Aaa       1,000    Fairfield--Suisun, California, Sewer District Revenue Refunding Bonds, Series A,
                             6.25% due 5/01/2016(d)                                                                          1,075
==================================================================================================================================
AAA       Aaa       2,060    Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Southwest
                             Industrial Park Project), 4.75% due 9/01/2026(d)                                                1,986
==================================================================================================================================
AAA       Aaa       2,100    Fresno, California, Joint Powers Financing Authority, Lease Revenue Bonds (Exhibit Hall
                             Expansion Project), 4.75% due 9/01/2028(b)                                                      2,022
==================================================================================================================================
AAA       Aaa       2,500    Fresno, California, Sewer Revenue Bonds, Series A-1, 5.25% due 9/01/2019(b)                     2,627
==================================================================================================================================
AAA       Aaa       3,750    Los Angeles, California, Community College District, COP, Refunding, Series A, 6% due
                             8/15/2020(h)                                                                                    4,062
==================================================================================================================================
                             Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding Bonds
                             (Bunker Hill), Series H(h):
AAA       Aaa       1,500      6.50% due 12/01/2015                                                                          1,691
AAA       Aaa       3,500      6.50% due 12/01/2016                                                                          3,946
==================================================================================================================================
AAA       Aaa       2,500    Los Angeles, California, Airports Department Revenue Bonds (Ontario International
                             Airport), AMT, Series A, 6% due 5/15/2017(c)                                                    2,702
==================================================================================================================================
                             Los Angeles, California, Harbor Department Revenue Bonds, AMT(d):
AAA       Aaa       7,000      RITR, Series 7, 8.645% due 11/01/2026(e)                                                      8,637
AAA       Aaa       5,000      Series B, 6.625% due 8/01/2025                                                                5,519
==================================================================================================================================
AAA       Aaa       2,930    Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series C, 4%
                             due 6/01/2016(d)                                                                                2,663
==================================================================================================================================
AA        Aa2       3,455    Los Gatos--Saratoga, California, Joint Union High School, UT, Series A, 4.375% due
                             10/01/2023                                                                                      3,163
==================================================================================================================================

MuniYield California Insured Fund II, Inc.                      October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's  Face                                                                                                    Value
Ratings   Ratings Amount                                            Issue                                                (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
California (continued)
----------------------------------------------------------------------------------------------------------------------------------
                             M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project)(d):
AAA       Aaa     $ 1,500      Refunding, 6.75% due 7/01/2020(f)                                                           $ 1,830
AAA       Aaa       2,980      Refunding, Series H, 5.90% due 7/01/2020                                                      2,987
AAA       Aaa       2,000      Series E, 6.75% due 7/01/2011                                                                 2,188
AAA       Aaa       1,000      Series E, 6.50% due 7/01/2017                                                                 1,085
==================================================================================================================================
AAA       Aaa       2,200    Madera, California, Redevelopment Agency, Tax Revenue Bonds (Tax Allocation Redevelopment
                             Project), 4.75% due 9/01/2028(h)                                                                2,160
==================================================================================================================================
AAA       Aaa      10,000    Madera County, California, COP (Children's Valley Hospital Project), 4.75% due 3/15/2018(d)     9,850
==================================================================================================================================
AAA       Aaa       2,250    Metropolitan Water District, Southern California, Waterworks Revenue Bonds, Series H,
                             4.75% due 3/01/2037                                                                             2,154
==================================================================================================================================
AAA       Aaa       4,960    Modesto, California, Public Financing Authority, Lease Revenue Refunding Bonds (Capital
                             Improvements and Refinancing Project), 4.75% due 9/01/2024(b)                                   4,788
==================================================================================================================================
                             Monterey County, California, COP (Natividad Medical Improvement Center), Series E(d):
AAA       Aaa       3,300      4.75% due 8/01/2018                                                                           3,233
AAA       Aaa       5,000      4.75% due 8/01/2025                                                                           4,781
==================================================================================================================================
AAA       Aaa       3,850    Mountain View, California, Capital Improvements Financing Authority Revenue Bonds (City
                             Hall--Community Theatre), 6.50% due 8/01/2016(d)                                                4,183
==================================================================================================================================
                             Mountain View--Los Altos, California, Unified High School District, UT, Series C(d):
AAA       Aaa       1,015      6.05%** due 5/01/2017                                                                           404
AAA       Aaa       1,080      6.05%** due 5/01/2018                                                                           407
==================================================================================================================================
                             Northern California Power Agency, Multiple Capital Facilities Revenue Bonds(d):
AAA       Aaa       1,080      RIB, 9.192% due 9/03/2002(e)(i)                                                               1,330
AAA       Aaa       1,420      RIB, 9.192% due 8/01/2025(e)                                                                  1,711
AAA       Aaa         865      Series A, 6.50% due 8/01/2002(i)                                                                970
AAA       Aaa       1,135      Series A, 6.50% due 8/01/2012                                                                 1,257
==================================================================================================================================
AAA       Aaa       2,000    Northern California Transmission Revenue Bonds (California--Oregon Transmission Project),
                             Series A, 6.50% due 5/01/2016(d)                                                                2,199
==================================================================================================================================
AAA       Aaa       1,000    Oakland, California, Redevelopment Agency, Refunding, INFLOS, 8.523% due 9/01/2019(d)(e)        1,157
==================================================================================================================================
AAA       Aaa       2,360    Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019(c)                  2,721
==================================================================================================================================
AAA       Aaa       1,450    Palm Springs, California, Financing Authority, Airport Passenger Facilities, AMT, 5.50%
                             due 1/01/2028(h)                                                                                1,501
==================================================================================================================================
A+        A1        2,000    Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project), 6.25%
                             due 1/01/2018                                                                                   2,299
==================================================================================================================================
AAA       Aaa       7,500    Pioneers Memorial Hospital District, California, Refunding, GO, UT, 6.50% due 10/01/2024(b)     8,530
==================================================================================================================================
AAA       Aaa       8,000    Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016(d)            8,807
==================================================================================================================================
AAA       Aaa       3,755    Poway, California, Unified School District, Special Tax Refunding Bonds (Community
                             Facilities District No. 1), 4.75% due 10/01/2023(d)                                             3,622
==================================================================================================================================
AAA       Aaa       4,500    Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Bonds
                             (Riverside County Hospital Project), Series B, 5.70% due 6/01/2016(d)                           5,008
==================================================================================================================================

MuniYield California Insured Fund II, Inc.                      October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's  Face                                                                                                    Value
Ratings   Ratings Amount                                            Issue                                                (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
California (continued)
----------------------------------------------------------------------------------------------------------------------------------
                             Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds:
AAA       Aaa     $10,500      Series A, 5.40% due 11/01/2020(b)                                                         $  11,246
A+        A1        4,100      Series B, 5.40% due 11/01/2020                                                                4,306
==================================================================================================================================
AAA       Aaa       7,500    Sacramento, California, Municipal Utility District, Electric Revenue Bonds, Series K,
                             5.25% due 7/01/2024(b)                                                                          7,903
==================================================================================================================================
                             San Diego, California, IDR, RITR(e):
AAA       Aaa       3,000      8.435% due 9/01/2018                                                                          3,552
AAA       Aaa       2,900      8.435% due 9/01/2019                                                                          3,434
==================================================================================================================================
AAA       Aaa       5,000    San Diego, California, IDR, Refunding (San Diego Gas and Electric), Series C, 5.90%
                             due 9/01/2018(h)                                                                                5,409
==================================================================================================================================
AAA       Aaa       3,405    San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Refunding
                             Bonds, 4.75% due 7/01/2023(b)                                                                   3,290
==================================================================================================================================
                             San Francisco, California, City and County Airport Commission, International Airport
                             Revenue Bonds, Second Series:
AAA       Aaa       3,500      AMT, Issue 5, 6.50% due 5/01/2019(c)                                                          3,893
AAA       Aaa       3,000      AMT, Issue 6, 6.50% due 5/01/2018(b)                                                          3,337
AAA       Aaa       2,000      AMT, Issue 6, 6.60% due 5/01/2020(b)                                                          2,234
AAA       Aaa       3,335      Refunding, Issue 1, 6.30% due 5/01/2011(b)                                                    3,659
AAA       Aaa       4,000      Refunding, Issue 1, 6.50% due 5/01/2013(b)                                                    4,414
AAA       Aaa      10,000      Refunding, Issue 2, 6.75% due 5/01/2020(d)                                                   11,264
AAA       Aaa       3,500      Series 12-B, 5.625% due 5/01/2006(c)(i)                                                       3,920
==================================================================================================================================
                             San Francisco, California, City and County Redevelopment Agency, Lease Revenue Bonds
                             (George R. Moscone Convention Center)(h):
AAA       Aaa       2,800      6.75% due 7/01/2015                                                                           3,207
AAA       Aaa       3,050      6.75% due 7/01/2024                                                                           3,493
==================================================================================================================================
AAA       Aaa       3,170    San Francisco State University, California, Revenue Bonds (Student Union), Series B, 4.20%
                             due 11/01/2023(d)                                                                               2,827
==================================================================================================================================
AAA       Aaa       5,000    San Jose, California, Housing Redevelopment Agency, Tax Allocation Bonds (Set-Aside Merged
                             Area), AMT, Series E, 5.85% due 8/01/2027(d)                                                    5,367
==================================================================================================================================
AAA       Aaa       2,450    San Mateo County, California, Joint Powers Financing Authority, Lease Revenue Refunding
                             Bonds (Capital Projects Program), 5.125% due 7/01/2018(d)                                       2,538
==================================================================================================================================
AAA       Aaa       1,600    San Mateo County, California, Transportation District, Sales Tax Revenue Refunding Bonds,
                             Series A, 5.25% due 6/01/2019(d)                                                                1,680
==================================================================================================================================
AAA       Aaa       3,430    Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police Administration and
                             Holding Facility), Series A, 6.25% due 7/01/2024(d)                                             4,113
==================================================================================================================================
AAA       Aaa       3,000    Santa Clara, California, Electric Revenue Bonds, Series A, 6.25% due 7/01/2001(d)(i)            3,269
==================================================================================================================================
AAA       Aaa       2,500    Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
                             Replacement Project), Series A, 7.75% due 11/15/2011(b)                                         3,317
==================================================================================================================================
AAA       NR*       3,060    Southern California, HFA, S/F Mortgage Revenue Program Bonds, AMT, Series B, 6.90%
                             due 10/01/2024(g)                                                                               3,227
==================================================================================================================================

MuniYield California Insured Fund II, Inc.                      October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's  Face                                                                                                    Value
Ratings   Ratings Amount                                            Issue                                                (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
California (concluded)
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa     $ 4,580    Southern California, Public Power Authority, Revenue Refunding Bonds (Southern
                             Transmission Project), Series A, 5.25% due 7/01/2010(d)                                      $  4,963
==================================================================================================================================
                             Tustin, California, Unified School District, Special Tax Community Facilities,
                             District No. 88-1(h):
AAA       Aaa       4,000      4.375% due 9/01/2019                                                                          3,723
AAA       Aaa       5,735      4.50% due 9/01/2024                                                                           5,353
==================================================================================================================================
AAA       Aaa       1,500    Walnut, California, Public Financing Authority, Tax Allocation Revenue Refunding
                             Bonds (Walnut Improvement Project), 6.50% due 9/01/2022(d)                                      1,660
==================================================================================================================================
Total Investments (Cost--$396,366)--98.7%                                                                                  418,112

Other Assets Less Liabilities--1.3%                                                                                          5,557
                                                                                                                          --------
Net Assets--100.0%                                                                                                        $423,669
                                                                                                                          ========
==================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(f)   Escrowed to maturity.
(g)   GNMA/FNMA Collateralized.
(h)   FSA Insured.
(i)   Prerefunded.
(j)   GNMA Collateralized.
(k)   FHLMC Collateralized.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................       90.9%
AA/Aa ............................................................        4.6
A/A ..............................................................        1.6
Other+ ...........................................................        1.6
--------------------------------------------------------------------------------
+     Temporary investments on short-term municipal securities.

MuniYield California Insured Fund II, Inc.                      October 31, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998

=========================================================================================================================
Assets:       Investments, at value (identified cost--$396,365,562) (Note 1a) ........                       $418,111,780
              Cash ...................................................................                             91,020
              Interest receivable ....................................................                          6,071,377
              Prepaid expenses and other assets ......................................                             15,320
                                                                                                             ------------
              Total assets ...........................................................                        424,289,497
                                                                                                             ------------
=========================================================================================================================
Liabilities:  Payables:
                 Dividends to shareholders (Note 1e) .................................   $    298,389
                 Investment adviser (Note 2) .........................................        187,152             485,541
                                                                                         ------------
              Accrued expenses and other liabilities .................................                            135,086
                                                                                                             ------------
              Total liabilities ......................................................                            620,627
                                                                                                             ------------
=========================================================================================================================
Net Assets:   Net assets .............................................................                       $423,668,870
                                                                                                             ============
=========================================================================================================================
Capital:      Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.05 per share (5,200 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) .                       $130,000,000
                 Common Stock, par value $.10 per share (18,067,037 shares issued
                 and outstanding) ....................................................   $  1,806,704
              Paid-in capital in excess of par .......................................    259,273,946
              Undistributed investment income--net ...................................      2,586,657
              Undistributed realized capital gains on investments--net ...............      8,255,345
              Unrealized appreciation on investments--net ............................     21,746,218
                                                                                         ------------
              Total--Equivalent to $16.25 net asset value per Common Stock
              (market price--$16.0625) ...............................................                        293,668,870
                                                                                                             ------------
              Total capital ..........................................................                       $423,668,870
                                                                                                             ============
=========================================================================================================================

            * Auction Market Preferred Stock.

              See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc.                      October 31, 1998

Statement of Operations

                                                                                                                For the Year Ended
                                                                                                                  October 31, 1998
==================================================================================================================================
Investment Income       Interest and amortization of premium and discount earned ................                     $ 22,425,892
(Note 1d):
==================================================================================================================================
Expenses:               Investment advisory fees (Note 2) .......................................   $  2,086,194
                        Commission fees (Note 4) ................................................        329,330
                        Transfer agent fees .....................................................         81,948
                        Professional fees .......................................................         67,733
                        Accounting services (Note 2) ............................................         57,928
                        Listing fees ............................................................         29,123
                        Custodian fees ..........................................................         24,055
                        Directors' fees and expenses ............................................         23,050
                        Pricing fees ............................................................         17,800
                        Printing and shareholder reports ........................................         14,436
                        Other ...................................................................         25,188
                                                                                                    ------------
                        Total expenses ..........................................................                        2,756,785
                                                                                                                      ------------
                        Investment income--net ..................................................                       19,669,107
                                                                                                                      ------------
==================================================================================================================================
Realized & Unrealized   Realized gain on investments ............................................                       15,896,436
Gain (Loss) on          Change in unrealized appreciation on investments--net ...................                       (4,598,254)
Investments--Net                                                                                                      ------------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations ....................                     $ 30,967,289
                                                                                                                      ------------
==================================================================================================================================

Statements of Changes in Net Assets

                                                                                                    For the Year Ended October 31,
                                                                                                    ------------------------------
Increase (Decrease) in Net Assets:                                                                       1998              1997
==================================================================================================================================
Operations:             Investment income--net ..................................................   $ 19,669,107      $ 18,621,400
                        Realized gain on investments--net .......................................     15,896,436         6,072,724
                        Change in unrealized appreciation on investments--net ...................     (4,598,254)        7,145,659
                                                                                                    ------------      ------------
                        Net increase in net assets resulting from operations ....................     30,967,289        31,839,783
                                                                                                    ------------      ------------
==================================================================================================================================
Dividends &             Investment income--net:
Distributions to           Common Stock .........................................................    (15,562,259)      (14,322,833)
Shareholders               Preferred Stock ......................................................     (3,644,922)       (3,853,552)
(Note 1e):              Realized gain on investments--net:
                           Common Stock .........................................................       (887,345)          (35,804)
                           Preferred Stock ......................................................       (864,704)          (10,152)
                                                                                                    ------------      ------------
                        Net decrease in net assets resulting from dividends and distributions
                        to shareholders .........................................................    (20,959,230)      (18,222,341)
                                                                                                    ------------      ------------
==================================================================================================================================
Capital Stock           Proceeds from issuance of Preferred Stock resulting from reorganization .             --        40,000,000
Transactions            Proceeds from issuance of Common Stock resulting from reorganization ....             --        79,644,600
(Note 4):               Offering costs from issuance of Common Stock resulting from reorganization            --          (254,371)
                                                                                                    ------------      ------------
                        Net increase in net assets derived from capital stock transactions ......             --       119,390,229
                                                                                                    ------------      ------------
==================================================================================================================================
Net Assets:             Total increase in net assets ............................................     10,008,059       133,007,671
                        Beginning of year .......................................................    413,660,811       280,653,140
                                                                                                    ------------      ------------
                        End of year* ............................................................   $423,668,870      $413,660,811
                                                                                                    ============      ============
==================================================================================================================================
                      * Undistributed investment income--net (Note 1f) ..........................   $  2,586,657      $  2,122,111
                                                                                                    ============      ============
==================================================================================================================================

         See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc.                      October 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                 For the Year Ended October 31,
                                                                        --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                    1998         1997       1996         1995      1994
================================================================================================================================
Per Share             Net asset value, beginning of year .............  $  15.70     $  15.04    $  14.92    $  13.39   $  16.36
Operating                                                               --------     --------    --------    --------   --------
Performance:          Investment income--net .........................      1.08         1.10        1.10        1.13       1.17
                      Realized and unrealized gain (loss) on
                      investments--net ...............................       .63          .68         .13        1.61      (2.90)
                                                                        --------     --------    --------    --------   --------
                      Total from investment operations ...............      1.71         1.78        1.23        2.74      (1.73)
                                                                        --------     --------    --------    --------   --------
                      Less dividends and distributions to Common
                      Stock shareholders:
                        Investment income--net .......................      (.86)        (.88)       (.87)       (.87)      (.92)
                        Realized gain on investments--net ............      (.05)          --+         --        (.07)      (.11)
                                                                        --------     --------    --------    --------   --------
                      Total dividends and distributions to
                      Common Stock shareholders ......................      (.91)        (.88)       (.87)       (.94)     (1.03)
                                                                        --------     --------    --------    --------   --------
                      Capital charge resulting from issuance of Common
                      Stock ..........................................        --         (.01)         --          --         --
                                                                        --------     --------    --------    --------   --------
                      Effect of Preferred Stock activity:++
                        Dividends and distributions to Preferred
                        Stock shareholders:
                           Investment income--net ....................      (.20)        (.23)       (.24)       (.26)      (.19)
                           Realized gain on investments--net .........      (.05)          --+         --        (.01)      (.02)
                                                                        --------     --------    --------    --------   --------
                      Total effect of Preferred Stock activity .......      (.25)        (.23)       (.24)       (.27)      (.21)
                                                                        --------     --------    --------    --------   --------
                      Net asset value, end of year ...................  $  16.25     $  15.70    $  15.04    $  14.92   $  13.39
                                                                        ========     ========    ========    ========   ========
                      Market price per share, end of year ............  $16.0625     $15.0625    $ 14.125    $ 13.125   $ 11.875
                                                                        ========     ========    ========    ========   ========
================================================================================================================================
Total Investment      Based on market price per share ................     13.04%       13.20%      14.52%      19.00%    (16.79%)
Return:*                                                                ========     ========    ========    ========   ========
                      Based on net asset value per share .............      9.72%       10.82%       7.26%      19.97%    (11.82%)
                                                                        ========     ========    ========    ========   ========
================================================================================================================================
Ratios to Average     Expenses .......................................       .66%         .68%        .69%        .71%       .70%
Net Assets:**                                                           ========     ========    ========    ========   ========
                      Investment income--net .........................      4.72%        4.97%       4.99%       5.42%      5.28%
                                                                        ========     ========    ========    ========   ========
================================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of year
Data:                 (in thousands) .................................  $293,669     $283,661    $190,653    $189,124   $169,757
                                                                        ========     ========    ========    ========   ========
                      Preferred Stock outstanding, end of year
                      (in thousands) .................................  $130,000     $130,000    $ 90,000    $ 90,000   $ 90,000
                                                                        ========     ========    ========    ========   ========
                      Portfolio turnover .............................    103.93%       85.35%     119.52%     114.78%     41.67%
                                                                        ========     ========    ========    ========   ========
================================================================================================================================
Leverage:             Asset coverage per $1,000 ......................  $  3,259     $  3,182    $  3,118    $  3,101   $  2,886
                                                                        ========     ========    ========    ========   ========
================================================================================================================================
Dividends Per Share   Series A--Investment income--net ...............  $    734     $    809    $    870    $    948   $    636
On Preferred Stock                                                      ========     ========    ========    ========   ========
Outstanding:+++       Series B--Investment income--net ...............  $    672     $    821    $    844    $    904   $    687
                                                                        ========     ========    ========    ========   ========
                      Series C--Investment income--net ...............  $    697     $    574          --          --         --
                                                                        ========     ========    ========    ========   ========
================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      **    Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Amount is less than $.01 per share.
      ++    The Fund's Preferred Stock was issued on November 30, 1992 (Series A and B) and January 27, 1997 (Series C).
      +++   Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

            See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc.                      October 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid

MuniYield California Insured Fund II, Inc.                      October 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,620 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $423,077,261 and $414,691,698, respectively.

Net realized gains (losses) for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                        Realized      Unrealized
                                                     Gains (Losses)     Gains
--------------------------------------------------------------------------------
Long-term investments ..........................      $15,992,087    $21,746,218
Financial futures contracts ....................          (95,651)            --
                                                      -----------    -----------
Total ..........................................      $15,896,436    $21,746,218
                                                      ===========    ===========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $21,746,218, of which $23,076,669 related to appreciated securities and $1,330,451 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $396,365,562.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 1998 remained constant and during the year ended October 31, 1997 increased 5,388,404 pursuant to a plan of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 3.00%; Series B, 2.25%; and Series C, 2.80%.

Shares issued and outstanding during the year ended October 31, 1998 remained constant and during the year ended October 31, 1997 increased by 1,600 pursuant to a plan of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $173,093 as commissions.

5. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080611 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

MuniYield California Insured Fund II, Inc.                      October 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniYield California Insured Fund II,
Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund II, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund II, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield California Insured Fund II, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                            Payable     Ordinary     Long-Term
                                             Date        Income    Capital Gains
--------------------------------------------------------------------------------
Common Stock Shareholders                  12/30/97     $.000843    $.048271*
--------------------------------------------------------------------------------
Preferred Stock Shareholders:  Series A    10/08/97     $.84        $  47.79*
                                           10/13/97        --       $ 105.60**
                               -------------------------------------------------
                               Series B    11/24/97     $.44        $  23.86*
                                           12/01/97     $.38        $  23.64*
                                            9/28/98        --       $  21.60**
                                           10/05/98        --       $  29.13**
                                           10/13/98        --       $  26.36**
                                           10/19/98        --       $  19.56**
                                           10/26/98        --       $  22.65**
                               -------------------------------------------------
                               Series C    11/26/97     $.37        $  19.09*
                                           12/03/97     $.24        $  15.92*
                                            9/30/98        --       $  25.08**
                                           10/07/98        --       $  24.03**
                                           10/14/98        --       $  23.14**
                                           10/21/98        --       $  23.46**
                                           10/28/98        --       $  24.27**
--------------------------------------------------------------------------------
* Of this distribution, 47.71% is subject to the 28% tax rate and 52.29% is subject to the 20% tax rate.
**    The entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

Officers and Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MCA

This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16388--10/98

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